Amkor Investor Presentation May 2010

2 Disclaimer Forward Looking Statement Disclaimer All information and other statements contained in this presentation, other than statements of historical fact, constitute forward looking statements within the meaning of federal securities laws. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect our future results and cause actual results and events to differ materially from our historical and expected results and those expressed or implied in these forward looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission, including our Form 10-K for the 2009 year and subsequent filings. We undertake no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after this presentation. Guidance Policy Our financial guidance for the quarter is contained in our earnings release and is effective only on the date given. In accordance with our policy, we will not update, reaffirm or otherwise comment on any prior financial guidance in connection with this presentation.

3 A global leader in the growing assembly and test industry Significant size and scale ($2.4B revenues in LTM Q1'10) Industry innovator with broad offering of package design, packaging and test services Diversified global customer base in multiple electronics end markets Strategically positioned manufacturing operations Disciplined growth and focus on profitability Managing capital intensity with focus on free cash flow generation Sound balance sheet and liquidity Amkor Overview

Outsourcing is Increasing in Importance

Amkor is a leading global outsourced assembly and test provider

Semiconductor Market Growth

Industry Analyst Semiconductor Forecasts 2010 vs. 2009

Industry Analyst	2010 Growth	Report Date
IC Insights	+28%	Apr. 2010
Semico Research	+24%	Feb. 2010
Future Horizons (MPenn)	+22%	Feb. 2010
Gartner/Dataquest	+20%	Feb. 2010
WSTS	+12%	Nov. 2009
SIA	+10%	Nov. 2009

Outsourced Backend Revenue as % of Total Backend Revenue



60%
50%
40%
30%
20%
10%
0%
43%
44%
44%
45%
49%
50%
51%
51%
52%
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E

Total Outsourced Backend Revenue

($ in billions)



$35
$30
$25
$20
$15
$10
$5
$0
'09-'14 CAGR: 12.2%
$19.2
$20.6
$20.1
$17.2
$21.7
$24.5
$26.1
$27.8
$30.6
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E

Source: Gartner, March 2010

© 2010 Amkor Technology, Inc.

Amkor Proprietary Business Information
4

5 Broad Offering of Packaging and Test Services Chip Scale Packaging ("CSP") Small form factor greater I/O density Ball Grid Array Packaging ("BGA") High performance and large number of interconnects Leadframe Packaging Enhanced price and performance characteristics Probe and Test Supporting advanced silicon solutions Net Sales by Service Type CSP 0.32 BGA 0.24 Leadframe 0.28 Test 0.1 Other 0.06 Based on Q1'10 Net Sales

6 Industry Innovator and Technology Leader Moore's Law impact on packaging: IC feature size reductions drive smaller form factor and higher I/O density MLF ChipArray BGA Flip Chip CSP Flip Chip BGA PoP FusionQuad Hybrid SCSP FP Cu Pillar FCMBGA TMV PoP TSV Amkor recognized for 2009 Global Frost & Sullivan Technology Innovation of the Year Award for its line-up of innovative new products

7 Deep Ties to Tier-I Semiconductor Companies Serving Diverse Electronics End Markets Consumer 0.26 Computing 0.14 Networking 0.14 Other 0.09 Communications 0.37 Consumer Gaming, Set-Top Box, DTV, DVD, DSC, Portable Media Players and Flash Memory Cards Computing PCs, Computing Servers, Displays, HDD, Printers and Multi-Function Peripherals Networking Infrastructure, Routers and Networking Servers Other Communications Handsets, Ethernet, WiMAX, Wireless LAN and Bluetooth Revenue distribution based on Q1'10 Net Sales Representative customers include:

8 Strategically Positioned Manufacturing Net Sales by Factory C c Japan Philippines Taiwan China Korea Units by Factory Based on Q1'10 Net Sales Based on Q1'10 units shipped excluding wafer bumping and test services

9 CSP Sales and Units - Quarterly Trends ($ and units in millions) Chip Scale Packaging Small form factor and greater I/O density CSP Sales and Units - Annual Trends ($ and units in millions) CSP Sales by End Markets Based on Q1'10 net sales

10 BGA Sales and Units - Quarterly Trends ($ and units in millions) Ball Grid Array Packaging Large body and high I/O supporting high performance applications BGA Sales and Units - Annual Trends ($ and units in millions) BGA Sales by End Markets Based on Q1'10 net sales

11 Leadframe Sales and Units - Quarterly Trends ($ and units in millions) Leadframe Packaging Favorable cost structure and supporting lower I/O applications Leadframe Sales and Units - Annual Trends ($ and units in millions) Leadframe Sales by End Markets Based on Q1'10 net sales

12 Test Sales and Units - Quarterly Trends ($ and units in millions) Probe and Test Supporting advanced silicon solutions Test Sales and Units - Annual Trends ($ and units in millions) Test Sales by End Markets Based on Q1'10 net sales

13 Maintaining and improving profitability in a cyclical industry through: capacity utilization and strategic capital investments, enhancing product mix using advanced technologies, sustaining a disciplined and competitive pricing strategy, and managing manufacturing costs and improving productivity Revenue and Gross Profit ($ in millions) Selling, General & Administrative and Research & Development ($ in millions) Disciplined Growth and Focus on Profitability

14 Free Cash Flow and Disciplined Capital Investment Focus Capital Expenditures Capital Intensity is defined as Purchases of Property, Plant and Equipment as a percentage of Net Sales ($ in millions) Focused capital investment strategy Advanced technologies including: 3-D packaging, copper pillar and MEMS Specific opportunities with key customers Maintenance CapEx and cost reduction programs 2010 capital additions planned at about 14% of revenue Free Cash Flow (2) Free Cash Flow is defined as Operating Cash Flow less Purchases of Property, Plant and Equipment ($ in millions) (1) (1) Excludes payments relating to Korean severance obligations and the resolution of a patent license dispute of which $148 million was paid in 2009 and $52 million was paid in LTM Q1'10 (2) Free Cash Flow is defined as Operating Cash Flow less Purchases of Property, Plant and Equipment. Refer to reconciliation of Non-GAAP measures in the appendix. (1) Operating Cash Flow ($ in millions) (1) (1)

15 Q1 2010 Overview (1) Free Cash Flow is defined as Operating Cash Flow less Purchases of Property, Plant and Equipment. Refer to reconciliation of Non-GAAP measures in the appendix. (in millions, except per share data)

16 Consistent Focus on Deleveraging Total Debt and Cash Balance Net Debt and Interest Expense Total Debt ($ bn) Highlights Reduced total debt by $336 million since 2007 Reduced net debt by $351 million since 2007 Reduced annual interest expense by $27 million since 2007 Interest Expense ($ mm)

17 Pro Forma Maturities Maturity Profile as of March 31, 2010: $1,428 million ($ millions) Amkor's Pro Forma Maturity Profile as of March 31, 2010(1): $1,408 million ($ millions) (1) Includes the issuance of $345m Senior Notes due 2018 of which the net proceeds and cash on hand will be used to redeem $54m Senior Notes due 2011 and $358m Senior Notes due 2013. Also includes $47m Taiwan term loan

18 Industry innovator and technology leader Partnering with our key customers Strong relationships with tier-1 semiconductor companies, foundries and OEMs Global manufacturing footprint Disciplined growth and focus on profitability Managing costs in line with customer demand Focusing on free cash flow and investment in technology Sound financial position and liquidity Amkor Moving Forward

19 Appendix Financial Reconciliation Table (1) Free Cash Flow is defined as Operating Cash Flow less Purchases of Property, Plant and Equipment. Free cash flow is not defined by generally accepted accounting principles. However, we believe free cash flow to be relevant and useful information to our investors because it provides them with additional information in assessing our liquidity, capital resources and financial operating results. Our management uses free cash flow in evaluating our liquidity, our ability to service debt and our ability to fund capital additions. However, this measure should be considered in addition to, and not as a substitute for, or superior to, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles, and our definition of free cash flow may not be comparable to similarly titled measures reported by other companies.